                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 1997


                       KAUFMAN AND BROAD HOME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    DELAWARE                    1-9195                       95-3666267
 (STATE OR OTHER           (COMMISSION FILE               (I.R.S. EMPLOYER
 JURISDICTION OF                NUMBER)                  IDENTIFICATION NO.)
  INCORPORATION)


                10990 WILSHIRE BOULEVARD, CALIFORNIA      90024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 231-4000


This amendment amends the Current Report on Form 8-K of Kaufman and Broad
Home Corporation, filed with the Securities and Exchange Commission as of October 9, 1997, by including the signature page of the Registrant as required by General Instruction E of Form 8-K.

Item 5.   Other Events.


       Kaufman and Broad Home Corporation recently released the following information regarding its financial operating results for the nine months and three months ended August 31, 1997 and 1996, and its financial position as of August 31, 1997, November 30, 1996 and August 31, 1996.



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                       KAUFMAN AND BROAD HOME CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
       For the Nine Months and Three Months Ended August 31, 1997 and 1996
              (In Thousands, Except Per Share Amounts - Unaudited)


                                                         Nine Months                   Three Months
                                                  --------------------------    --------------------------
                                                     1997           1996            1997           1996
                                                  -----------    -----------    -----------    -----------
TOTAL REVENUES                                    $ 1,229,362    $ 1,265,390    $   468,776    $   480,988
                                                  ===========    ===========    ===========    ===========

CONSTRUCTION:
   Revenues                                       $ 1,207,220    $ 1,242,371    $   460,544    $   472,791
   Costs and expenses                              (1,149,196)    (1,179,511)      (434,856)      (447,043)
   Non-cash charge for impairment of long-lived
      assets                                             --         (170,757)          --             --
                                                  -----------    -----------    -----------    -----------

   Operating income (loss)                             58,024       (107,897)        25,688)        25,748

   Interest income                                      3,294          1,937          1,043            494
   Interest expense, net of amounts capitalized       (23,108)       (27,717)        (6,664)        (8,991)
   Minority interests in pretax income of
     consolidated joint ventures                         (150)          (174)           (36)           (13)
   Equity in pretax income (loss) of
     unconsolidated joint ventures                       (114)        (1,714)          (175)            25
                                                  -----------    -----------    -----------    -----------

   Construction pretax income (loss)                   37,946)      (135,565)        19,856         17,263
                                                  -----------    -----------    -----------    -----------

MORTGAGE BANKING:
   Revenues:
     Interest income                                    9,697         11,033          3,060          3,585
     Other                                             12,445         11,986          5,172          4,612
                                                  -----------    -----------    -----------    -----------

                                                       22,142         23,019          8,232          8,197
   Expenses:
     Interest                                          (9,010)       (10,291)        (2,788)        (3,396)
     General and administrative                        (3,666)        (3,992)        (1,537)        (1,397)
                                                  -----------    -----------    -----------    -----------

   Mortgage banking pretax income                       9,466          8,736          3,907          3,404
                                                  -----------    -----------    -----------    -----------

TOTAL PRETAX INCOME (LOSS)                             47,412       (126,829)        23,763         20,667

Income taxes                                          (17,100)        45,700         (8,600)        (7,400)
                                                  -----------    -----------    -----------    -----------

NET INCOME (LOSS)                                 $    30,312    $   (81,129)   $    15,163    $    13,267
                                                  ===========    ===========    ===========    ===========

EARNINGS (LOSS) PER SHARE                         $       .76    $     (2.04)   $       .38    $       .33
                                                  ===========    ===========    ===========    ===========

AVERAGE SHARES OUTSTANDING                             39,853         39,712         40,199         39,792
                                                  ===========    ===========    ===========    ===========

SUPPLEMENTAL INFORMATION:

EARNINGS PER SHARE (excluding non-cash charge
   for impairment of long-lived assets)           $       .76    $       .70    $       .38    $       .33
                                                  ===========    ===========    ===========    ===========

                       KAUFMAN AND BROAD HOME CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                           (In Thousands - Unaudited)


                                                     August 31,  November 30,   August 31,
                                                       1997         1996         1996
                                                    ----------   ----------   ----------
ASSETS

CONSTRUCTION:
   Cash and cash equivalents                        $    8,032   $    4,723   $    9,862
   Receivables                                         140,356      107,037       99,984
   Inventories                                         852,793      780,302      889,760
   Investments in unconsolidated joint ventures          5,817        8,312        6,229
   Goodwill                                             33,135       39,356       41,410
   Other assets                                         71,464       60,429       55,216
                                                    ----------   ----------   ----------

                                                     1,111,597    1,000,159    1,102,461
                                                    ----------   ----------   ----------

MORTGAGE BANKING:
   Cash and cash equivalents                             2,763        5,058       13,474
   Receivables                                         208,463      234,995      227,124
   Other assets                                          2,992        3,282        5,880
                                                    ----------   ----------   ----------

                                                       214,218      243,335      246,478
                                                    ==========   ==========   ==========

TOTAL ASSETS                                        $1,325,815   $1,243,494   $1,348,939
                                                    ==========   ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CONSTRUCTION:
   Accounts payable                                 $  154,282   $  151,791   $  132,552
   Accrued expenses and other liabilities               97,553       96,986       97,043
   Mortgages and notes payable                         522,370      442,629      580,568
                                                    ----------   ----------   ----------

                                                       774,205      691,406      810,163
                                                    ----------   ----------   ----------

MORTGAGE BANKING:
   Accounts payable and accrued expenses                 6,893        7,481        8,318
   Notes payable                                       124,721      134,956      131,908
   Collateralized mortgage obligations secured by
      mortgage-backed securities                        62,171       68,381       70,938
                                                    ----------   ----------   ----------
                                                       193,785      210,818      211,164
                                                    ----------   ----------   ----------

Minority interests in consolidated joint ventures        1,188          920        2,276
Stockholders' equity                                   356,637      340,350      325,336
                                                    ----------   ----------   ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $1,325,815   $1,243,494   $1,348,939
                                                    ==========   ==========   ==========

                       KAUFMAN AND BROAD HOME CORPORATION
                            SUPPLEMENTAL INFORMATION
          For the Nine and Three Months Ended August 31, 1997 and 1996
                                   (Unaudited)

                                              Nine Months               Three Months
                                         -----------------------   -----------------------
CONSTRUCTION REVENUES:                      1997         1996         1997         1996
                                         ----------   ----------   ----------   ----------
   Housing                               $1,192,788   $1,178,946   $  458,566   $  435,535
   Commercial                                 2,513       12,081          328          706
   Land                                      11,919       51,344        1,650       36,550
                                         ==========   ==========   ==========   ==========

      Total                              $1,207,220   $1,242,371   $  460,544   $  472,791
                                         ==========   ==========   ==========   ==========

                                                 Nine Months              Three Months
                                         -----------------------   -----------------------
COSTS AND EXPENSES:                          1997        1996         1997         1996
                                         ----------   ----------   ----------   ----------
   Construction and land costs           $  994,489   $1,020,837   $  379,963   $  388,505
   Selling, general and administrative
      expenses                              154,707      158,674       54,893       58,538
                                         ==========   ==========   ==========   ==========

      Total                              $1,149,196   $1,179,511   $  434,856   $  447,043
                                         ==========   ==========   ==========   ==========


                                                 Nine Months              Three Months
                                         -----------------------   -----------------------
AVERAGE SALES PRICES:                        1997        1996         1997         1996
                                         ----------   ----------   ----------   ----------
   California                            $  202,500   $  189,400   $  199,100   $  195,200
   Other U.S.                               117,900      119,400      117,800      116,400
   Foreign                                  165,600      205,900      135,500      205,700
                                         ==========   ==========   ==========   ==========

      Total                              $  157,200   $  161,100   $  152,000   $  158,400
                                         ==========   ==========   ==========   ==========

                                                 Nine Months             Three Months
                                         -----------------------   -----------------------
UNIT DELIVERIES:                            1997         1996         1997         1996
                                         ----------   ----------   ----------   ----------
   California                                 3,213        3,807        1,204        1,259
   Other U.S.                                 3,826        3,059        1,513        1,307
   Foreign                                      550          449          299          183
                                         ==========   ==========   ==========   ==========

      Total                                   7,589        7,315        3,016        2,749
                                         ==========   ==========   ==========   ==========


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 13, 1997                   KAUFMAN AND BROAD HOME CORPORATION


                                         By: /s/ Kimberly N. King
                                            --------------------------------
                                            Kimberly N. King
                                            Corporate Secretary and
                                            Associate Counsel